SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)      December 2, 1999
                                                ----------------------------

                            USA SERVICE SYSTEMS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                    0-2095                   84-1039267
         --------                    ------                   ----------
(State or other jurisdiction    (Commission File            (IRS Employer
 or incorporation)                        Number)           Identification No.)



                 10770 Wiles Road, Coral Springs, Florida 33076
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code    (954) 752-4289
                                                      --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets

         On December 2, 1998, USA Service Systems, Inc., a Colorado corporation (the "Company") filed a current report on Form 8-K with the Securities and Exchange Commission for the purpose of reporting the Company's acquisition (the "Acquisition") of all of the outstanding stock of USA Service Systems, Inc., a Florida corporation ("USA"). In addition to the information included in the previously filed Form 8-K and as a result of the Acquisition, the Company will adopt the fiscal year end of USA, which is August 31, 1998, for accounting purposes.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                      USA SERVICE SYSTEMS, INC.


                                      By: /s/ George Pursglove
                                          -------------------------------
                                              George Pursglove, President

         Dated:  January 6, 1999




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